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                       SUPPLEMENT DATED FEBRUARY 6, 1996
                        TO PROSPECTUS DATED MAY 1, 1995
              FOR PINNACLE(TM) FLEXIBLE PAYMENT VARIABLE ANNUITY
              ISSUED BY NATIONAL INTEGRITY LIFE INSURANCE COMPANY

            This Supplement modifies the Prospectus and should be
                    read and retained with the Prospectus.

The first two paragraphs under The Fund's Investment Manager and Sub-Advisers on pages 9 and 10 are deleted and replaced with the following.

     ARM Capital Advisors, Inc. ("ARM Capital"), a wholly-owned subsidiary of ARM Financial Group, Inc., became the investment adviser to the Legends Fund, Inc. on February 1, 1996. ARM Capital is a registered investment adviser under the Investment Advisers Act of 1940. Its offices are located at 200 Park Avenue, 20th Floor, New York, New York 10166.

     ARM Capital serves as investment manager to the Fund and has entered into a sub-advisory agreement with a professional manager for investment of the assets of each of the Portfolios. The sub-adviser for each Portfolio is listed under "Investment Objectives of the Portfolios" below. The Portfolios pay monthly investment management fees to ARM Capital, and ARM Capital pays the sub-advisers for their services to the Portfolios. ARM Capital retains a management fee at an annual rate of .15% of Portfolio net assets as compensation for providing certain services to the Portfolios. The management fees paid by each Portfolio to ARM Capital as a percentage of net assets are set forth below:

                          Table at page 10 unchanged.